UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 14, 2018

MONMOUTH REAL ESTATE INVESTMENT CORPORATION

(Exact name of registrant as specified in its charter)

MARYLAND	001-33177	22-1897375
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3499 Route 9N, Suite 3D, Freehold, NJ	07728
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (732) 577-9996

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

[  ] Written communications pursuant to Rule 425 under Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 142-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) On September 13, 2018, the Board of Directors of Monmouth Real Estate Investment Corporation (NYSE: MNR) increased the number of its directors from twelve to thirteen. To fill the resulting vacancy, effective September 13, 2018, the Board elected Mr. Kiernan “KC” Conway as a Class II Director, to serve for the remaining term of Class II Directors, until the Company’s 2020 annual meeting of stockholders and when his successor is duly elected and qualifies. The Board also determined that Mr. Conway is an independent director under the listing standards of the New York Stock Exchange. As a member of the Board of Directors, Mr. Conway will participate in the Company’s director compensation program and, as a result, will receive an annual fee of $48,000 plus an additional amount to be paid in our unrestricted common stock valued at $4,800 for a total annual directors’ fee of $52,800, as well as a meeting attendance fee of $5,000 for each meeting of the Board of Directors attended in person, $500 for each telephone meeting attended, and $1,200 for each committee meeting attended. He is expected to enter into the Company’s standard form of indemnification agreement for its directors, which requires the Company to indemnify each indemnitee to the fullest extent permitted by the Maryland General Corporation Law. For a description of the Company’s compensation program for its directors, please see the Company’s Proxy Statement for its 2018 annual meeting of stockholders, filed with the Securities and Exchange Commission on March 30, 2018.

Item 7.01 Regulation FD Disclosure.

On September 14, 2018, the Company issued a press release announcing the election of Mr. Kiernan “KC” Conway to the Board of Directors.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Press Release dated September 14, 2018

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MONMOUTH REAL ESTATE INVESTMENT CORPORATION

/s/ Kevin S. Miller
Kevin S. Miller
Chief Financial and Accounting Officer

Date September 17, 2018

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